Exhibit 99.2

Medical Properties Trust

Hospital
IMED
VALENCIA

FIRST QUARTER 2017

Supplemental Information

MPT Medical Properties Trust
FIRST QUARTER 2017
Supplemental Information

MEDICALPROPERTIESTRUST.COM

TABLE OF CONTENTS

COMPANY OVERVIEW

Company Information	3

FINANCIAL INFORMATION

Reconciliation of Net Income to Funds from Operations	5

Debt Summary	6

Debt Maturity Schedule	7

Pro Forma Net Debt /Annualized EBITDA	8

PORTFOLIO INFORMATION

Lease and Mortgage Loan Maturity Schedule	9

Investments and Revenue by Asset Type, Operator, State and Country	10

EBITDAR to Rent Coverage	13

Summary of Acquisitions and Development Projects	14

FINANCIAL STATEMENTS

Consolidated Statements of Income	15

Consolidated Balance Sheets	16

Other Income Generating Assets	17

FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; estimated debt metrics, portfolio diversification, capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report.

On the Cover: IMED Valencia, an acute care hospital in Valencia, Spain that opened in 2017. MPT and certain accounts advised by AXA Investment Managers-Real Estate Assets own the real estate through a joint venture arrangement.

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MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW

Medical Properties Trust, Inc. is a Birmingham, Alabama based self-advised real estate investment trust formed to capitalize on the changing trends in healthcare delivery by acquiring and developing net-leased healthcare facilities. MPT’s financing model allows hospitals and other healthcare facilities to unlock the value of their underlying real estate in order to fund facility improvements, technology upgrades, staff additions and new construction. Facilities include acute care hospitals, inpatient rehabilitation hospitals, long-term acute care hospitals, and other medical and surgical facilities.

OFFICERS

Edward K. Aldag, Jr.	Chairman, President and Chief Executive Officer
R. Steven Hamner	Executive Vice President and Chief Financial Officer
Emmett E. McLean	Executive Vice President, Chief Operating Officer, Treasurer and Secretary
J. Kevin Hanna	Vice President, Controller and Chief Accounting Officer

BOARD OF DIRECTORS	MPT Officers, from left: R. Steven Hamner, Emmett E. McLean, J. Kevin Hanna and Edward K. Aldag, Jr.
Edward K. Aldag, Jr.
G. Steven Dawson
R. Steven Hamner
Robert. E. Holmes, Ph.D.
Sherry A. Kellett
William G. McKenzie
D. Paul Sparks, Jr.
Michael G. Stewart
C. Reynolds Thompson, III
CORPORATE HEADQUARTERS
Medical Properties Trust, Inc.
1000 Urban Center Drive, Suite 501 Birmingham, AL 35242
(205) 969-3755
(205) 969-3756 (fax) www.medicalpropertiestrust.com

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MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW(continued)

INVESTOR RELATIONS Tim Berryman | Director - Investor Relations (205) 397-8589 tberryman@medicalpropertiestrust.com

TRANSFER AGENT American Stock Transfer and Trust Company 6201 15th Avenue Brooklyn, NY 11219	STOCK EXCHANGE LISTING AND TRADING SYMBOL New York Stock Exchange (NYSE): MPW

CAPITAL MARKETS Charles Lambert | Managing Director - Capital Markets (205) 397-8897 clambert@medicalpropertiestrust.com

SENIOR UNSECURED DEBT RATINGS Moody’s – Ba1 Standard & Poor’s – BBB-

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Unaudited)

(Amounts in thousands except per share data)

	For the Three Months Ended
	March 31, 2017	March 31, 2016
FFO INFORMATION:
Net income attributable to MPT common stockholders	$67,970	$57,927
Participating securities’ share in earnings	(125)	(144)

Net income, less participating securities’ share in earnings	$67,845	$57,783
Depreciation and amortization (A)	28,099	21,472
Gain on sale of real estate	(7,413)	(40)

Funds from operations	$88,531	$79,215
Unutilized financing fees / debt refinancing costs	13,629	4
Write-off of straight line rent and other	1,117	—
Acquisition expenses, net of tax benefit (A)	2,645	4,233

Normalized funds from operations	$105,922	$83,452

Share-based compensation	1,971	1,695
Debt costs amortization	1,617	1,835
Additional rent received in advance (B)	(300)	(300)
Straight-line rent revenue and other	(16,182)	(10,829)

Adjusted funds from operations	$93,028	$75,853

PER DILUTED SHARE DATA:
Net income, less participating securities’ share in earnings	$0.21	$0.24
Depreciation and amortization (A)	0.09	0.09
Gain on sale of real estate	(0.02)	—

Funds from operations	$0.28	$0.33
Unutilized financing fees / debt refinancing costs	0.04	—
Write-off of straight line rent and other	—	—
Acquisition expenses, net of tax benefit (A)	0.01	0.02

Normalized funds from operations	$0.33	$0.35

Share-based compensation	0.01	0.01
Debt costs amortization	—	0.01
Additional rent received in advance (B)	—	—
Straight-line rent revenue and other	(0.05)	(0.05)

Adjusted funds from operations	$0.29	$0.32

(A)	Includes our share of real estate depreciation and acquisition expenses from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the “Other income (expense)” line on the consolidated statements of income.
(B)	Represents additional rent received from one tenant in advance of when we can recognize as revenue for accounting purposes. This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT SUMMARY

(as of March 31, 2017)

($ amounts in thousands)

Debt Instrument	Rate Type	Rate	Balance
Northland – Mortgage Capital Term Loan	Fixed	6.20%	13,020
2021 Credit Facility Revolver	Variable	2.24%	380,000
2022 Term Loan	Variable	2.49%	200,000
4.000% Notes Due 2022 (Euro) (A)	Fixed	4.00%	532,600
6.375% Notes Due 2022	Fixed	6.38%	350,000
6.375% Notes Due 2024	Fixed	6.38%	500,000
5.500% Notes Due 2024	Fixed	5.50%	300,000
3.325% Notes Due 2025 (Euro) (A)	Fixed	3.33%	532,600
5.250% Notes Due 2026	Fixed	5.25%	500,000

			$3,308,220
Debt premium			1,726
Debt issuance costs			(31,960)

Weighted average rate		4.54%	$3,277,986

Rate Type as Percentage of Total Debt

(A)	Represents bonds issued in euros and converted to U.S. dollars at March 31, 2017.

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

($ amounts in thousands)

Debt Instrument	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026
Northland – Mortgage Capital Term Loan	$239	$12,781	$—	$—	$—	$—	$—	$—	$—	$—
2021 Credit Facility Revolver	—	—	—	—	380,000	—	—	—	—	—
2022 Term Loan	—	—	—	—	—	200,000	—	—	—	—
4.000% Notes Due 2022 (Euro)	—	—	—	—	—	532,600	—	—	—	—
6.375% Notes Due 2022	—	—	—	—	—	350,000	—	—	—	—
6.375% Notes Due 2024	—	—	—	—	—	—	—	500,000	—	—
5.500% Notes Due 2024	—	—	—	—	—	—	—	300,000	—	—
3.325% Notes Due 2025 (Euro)	—	—	—	—	—	—	—	—	532,600	—
5.250% Notes Due 2026	—	—	—	—	—	—	—	—	—	500,000

	$239	$12,781	$—	$—	$380,000	$1,082,600	$—	$800,000	$532,600	$500,000

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

PRO FORMA NET DEBT / ANNUALIZED EBITDA

(Unaudited)

(Amounts in thousands)

For the Three Months Ended
March 31, 2017

Net income attributable to MPT common stockholders	$67,970
Pro forma adjustments for capital transactions and acquisitions that occurred after the period (A)	15,642

Pro forma net income	$83,612
Add back:
Interest expense	38,029
Debt refinancing costs	13,629
Depreciation and amortization	29,468
Stock-based compensation	1,971
Mid-quarter acquisitions / divestitures	385
Gain on sale of real estate and other asset dispositions, net	(7,413)
Acquisition expenses	2,767
Income tax expense	867

1Q 2017 Pro forma EBITDA	$163,315

Annualization	$653,260

Total debt	$3,277,986
Pro forma changes to debt balance after March 31, 2017 (A)	(116,000)
Cash (A)	(225,740)

Net debt	$2,936,246

Net debt / pro forma annualized EBITDA	4.5x

(A)	Reflects net proceeds from recent equity offering and impact from previously disclosed investments, including two RCCH facilities, eight Steward facilities, two Alecto facilities, and 14 facilities in Germany.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

LEASE AND MORTGAGE LOAN MATURITY SCHEDULE

(as of March 31, 2017)

($ amounts in thousands)

Years of Maturities (A) (B)	Total Properties	Base Rent/Interest (C)	Percent of Total Base Rent/Interest
2017	—	$—	—
2018	1	2,067	0.3%
2019	2	5,054	0.8%
2020	5	10,685	1.8%
2021	3	13,397	2.2%
2022	15	74,275	12.4%
2023	4	12,885	2.2%
2024	1	2,273	0.4%
2025	7	22,846	3.8%
2026	5	24,755	4.1%
Thereafter	200	430,241	72.0%

	243	$598,478	100.0%

(A)	Excludes four of our facilities that are under development, our Twelve Oaks facility that is not fully occupied, and the nine properties that we own through joint venture arrangements. In addition, the schedule reflects post March 31, 2017 transactions and commitments, including the the acquisition of two RCCH facilities, eight Steward facilities, two Alecto facilities and 14 facilities in Germany.
(B)	Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements.
(C)	Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY ASSET TYPE

(March 31, 2017)

($ amounts in thousands)

Asset Types	Total Gross Assets (B)	Percentage of Gross Assets	YTD Revenue	Percentage of Total Revenue
General Acute Care Hospitals (A)	$4,982,643	66.9%	$107,126	68.5%
Inpatient Rehabilitation Hospitals	1,765,365	23.7%	38,279	24.5%
Long-Term Acute Care Hospitals	373,179	5.0%	10,992	7.0%
Other assets	324,635	4.4%	—	—

Total	$7,445,822	100.0%	$156,397	100.0%

Domestic Investments by Asset Type	Domestic Revenue by Asset Type

Total Investments by Asset Type	Total Revenue by Asset Type

(A)	Includes three medical office buildings.
(B)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY OPERATOR

(March 31, 2017)

($ amounts in thousands)

Operators	Total Gross Assets (A)	Percentage of Gross Assets	YTD Revenue	Percentage of Total Revenue
Steward	$1,551,292	20.8%	$26,584	17.0%
Prime Healthcare	1,115,356	15.0%	31,511	20.1%
MEDIAN	1,006,432	13.5%	23,450	15.0%
Ernest Health	627,971	8.4%	17,520	11.2%
RCCH	506,265	6.8%	9,306	6.0%
26 operators	2,313,871	31.1%	48,026	30.7%
Other assets	324,635	4.4%	—	—

Total	$7,445,822	100.0%	$156,397	100.0%

(A)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded.

Investments by Operator	Revenue by Operator

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY U.S. STATE AND COUNTRY

(March 31, 2017)

($ amounts in thousands)

U.S. States and Other Countries	Total Gross Assets (A)	Percentage of Gross Assets	YTD Revenue	Percentage of Total Revenue
Massachusetts	$1,250,000	16.8%	$26,584	17.0%
Texas	893,749	12.0%	24,737	15.8%
California	542,886	7.3%	16,565	10.6%
New Jersey	416,490	5.6%	10,943	7.0%
Arizona	331,833	4.5%	7,332	4.7%
24 Other States	2,175,466	29.2%	43,056	27.5%
Other assets	284,070	3.8%	—	—

United States	$5,894,494	79.2%	$129,217	82.6%

Germany	$1,320,487	17.7%	$26,190	16.7%
Italy	91,555	1.2%	—	—
United Kingdom	75,939	1.0%	885	0.6%
Spain	22,782	0.3%	105	0.1%
Other assets	40,565	0.6%	—	—

International	$1,551,328	20.8%	$27,180	17.4%

Total	$7,445,822	100.0%	$156,397	100.0%

(A)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

Same Store EBITDAR(1) Rent Coverage

YOY and Sequential Quarter Comparisons by Property Type

Stratification of Portfolio EBITDAR Rent Coverage

EBITDAR Rent Coverage TTM	Investment (in thousands)	No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	$193,532	4	7.2%
3.00x - 4.49x	$115,000	1	4.2%
Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.5x	$2,397,478	78	88.6%
General Acute Master Leased, Cross-Defaulted and/or with Parent Guaranty: 3.0x	$1,386,075	30	51.2%
Inpatient Rehabilitation Facilities Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.7x	$647,245	31	23.9%
Long-Term Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.3x	$364,158	17	13.5%

Notes:

Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included.

All data presented is on a trailing twelve month basis.

(1)	EBITDAR adjusted for non-recurring items.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

SUMMARY OF COMPLETED ACQUISITIONS / DEVELOPMENT PROJECTS FOR THE

THREE MONTHS ENDED MARCH 31, 2017

($ amounts in thousands)

Operator	Location	Costs Incurred as of 03/31/2017	Rent Commencement Date	Acquisition/ Development
MEDIAN	Germany	$9,004	1/30/2017	Acquisition
Adeptus Health	Mesa, Arizona	52,000	2/10/2017	Development
Adeptus Health	Austin, Texas	5,264	3/2/2017	Development

		$66,268

SUMMARY OF CURRENT INVESTMENT COMMITMENTS AS OF MARCH 31, 2017

($ amounts in thousands)

Operator	Location	Commitment	Acquisition/ Development
MEDIAN & Affiliates	Germany	$199,305	Acquisition
RCCH	Idaho & Washington	105,000	Acquisition
Steward	Florida, Ohio & Pennsylvania	301,292	Acquisition
Alecto	Ohio & West Virginia	40,000	Acquisition
Circle	United Kingdom	40,485	Development

		$686,082

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF MARCH 31, 2017

($ amounts in thousands)

Operator	Commitment	Costs Incurred as of 03/31/2017	Estimated Completion Date
Adeptus Health	$12,220	$7,939	2Q 2017
Ernest Health	28,067	5,231	4Q 2017
Adeptus Health	7,804	1,771	1Q 2018

	$48,091	$14,941

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MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Unaudited)

(Amounts in thousands, except per share data)

	For the Three Months Ended
	March 31, 2017	March 31, 2016

Revenues
Rent billed	$96,763	$74,061
Straight-line rent	12,779	8,217
Income from direct financing leases	17,880	18,951
Interest and fee income	28,975	33,770

Total revenues	156,397	134,999

Expenses
Real estate depreciation and amortization	27,586	21,142
Property-related	1,328	901
Acquisition expenses	2,756	(1,065)
General and administrative	13,197	11,471

Total operating expenses	44,867	32,449

Operating income	111,530	102,550
Interest expense	(38,029)	(39,369)
Gain on sale of real estate and other asset dispositions, net	7,413	40
Unutilized financing fees/debt refinancing costs	(13,629)	(4)
Other income (expense)	1,767	(4,672)
Income tax expense	(867)	(319)

Income from continuing operations	68,185	58,226
Loss from discontinued operations	—	(1)

Net income	68,185	58,225
Net income attributable to non-controlling interests	(215)	(298)

Net income attributable to MPT common stockholders	$67,970	$57,927

Earnings per common share – basic and diluted:
Income from continuing operations	$0.21	$0.24
Loss from discontinued operations	—	—

Net income attributable to MPT common stockholders	$0.21	$0.24

Weighted average shares outstanding – basic	321,057	237,510
Weighted average shares outstanding – diluted	321,423	237,819
Dividends declared per common share	$0.24	$0.22

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MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(Amounts in thousands, except per share data)

	March 31, 2017	December 31, 2016
	(Unaudited)	(A)
ASSETS
Real estate assets
Land, buildings and improvements, intangible lease assets, and other	$4,310,407	$4,317,866
Net investment in direct financing leases	650,388	648,102
Mortgage loans	1,060,397	1,060,400

Gross investment in real estate assets	6,021,192	6,026,368
Accumulated depreciation and amortization	(351,462)	(325,125)

Net investment in real estate assets	5,669,730	5,701,243
Cash and cash equivalents	446,948	83,240
Interest and rent receivables	61,912	57,698
Straight-line rent receivables	129,879	116,861
Other assets	472,261	459,494

Total Assets	$6,780,730	$6,418,536

LIABILITIES AND EQUITY
Liabilities
Debt, net	$3,277,986	$2,909,341
Accounts payable and accrued expenses	194,311	207,711
Deferred revenue	19,411	19,933
Lease deposits and other obligations to tenants	32,451	28,323

Total Liabilities	3,524,159	3,165,308

Equity
Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 500,000 shares; issued and outstanding - 320,801 shares at March 31, 2017 and 320,514 shares at December 31, 2016	321	321
Additional paid in capital	3,777,163	3,775,336
Distributions in excess of net income	(443,315)	(434,114)
Accumulated other comprehensive loss	(86,611)	(92,903)
Treasury shares, at cost	(777)	(262)

Total Medical Properties Trust, Inc. Stockholders’ Equity	3,246,781	3,248,378
Non-controlling interests	9,790	4,850

Total Equity	3,256,571	3,253,228

Total Liabilities and Equity	$6,780,730	$6,418,536

(A)	Financials have been derived from the prior year audited financial statements.

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MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

OTHER INCOME GENERATING ASSETS AS OF MARCH 31, 2017

($ amounts in thousands)

Operator	Investment	Annual Interest Rate	YTD RIDEA Income (A)		Security / Credit Enhancements

Non-Operating Loans
Vibra Healthcare acquisition loan(B)	$5,962	10.25%			Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Alecto working capital	12,500	11.44%			Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC working capital	5,784	10.40%			Secured and cross-defaulted with real estate and guaranteed by Parent
Ernest Health	22,823	9.33%			Secured and cross-defaulted with real estate and guaranteed by Parent
Other	13,763

	60,832

Operating Loans
Ernest Health (C)	93,200	15.00%	$3,866		Secured and cross-defaulted with real estate and guaranteed by Parent

	93,200		3,866
Equity investments(D)
Domestic	62,974		887
International(E)	118,692		1,351	(F)

(A)	Income earned on operating loans is reflected in the interest income line of the income statement.
(B)	Original amortizing acquisition loan was $41 million; loan matures in 2019.
(C)	Cash rate is 10% effective March 1, 2014. Due to compounding, effective interest rate is 16.6%.
(D)	All earnings in income from equity investments are reported on a one quarter lag basis.
(E)	Includes equity investments in Spain, Italy, and Germany.
(F)	Excludes our share of real estate depreciation and acquisition expenses of certain unconsolidated joint ventures.

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MPT
Medical Properties Trust
1000 Urban Center Drive, Suite 501
Birmingham, AL 35242
(205) 969-3755 NYSE: MPW
www.medicalpropertiestrust.com
Contact:
Tim Berryman, Director - Investor Relations
(205) 397-8589 or tberryman@medicalpropertiestrust.com
or
Charles Lambert, Managing Director - Capital Markets
(205) 397-8897 or clambert@medicalpropertiestrust.com
AT THE VERY HEART OF HEALTHCARE.R